Exhibit 5.8

45 Ottawa Avenue SW, Suite 1100 P.O. Box 306 Grand Rapids, MI 49501-0306 616.831.1700 616.831.1701 fax - Kalamazoo, Michigan 269.226.2950 - www.millerjohnson.com	Jon G. March	Matthew L. Vicari	Matthew B. Van Dyk	Jonathan K. Beer
	Peter J. Kok	Gary A. Chamberlin	Joseph J. Gavin	Brittany R. Harden
	Robert D. Brower	Julie A. Sullivan	Raj A. Malviya	Matthew M. O’Rourke
	Christopher L. Edgar	John F. Koryto	Andrew D. Oostema	Kevin D. Battle
	James C. Bruinsma	Connie R. Thacker	Mark S. Wilkinson	Grant E. Schertzing
	Craig A. Mutch	Tony Comden	Kathleen Hogan Aguilar	Daniel R. Schipper
	Michael B. Quinn	D. Andrew Portinga	Timothy C. Gutwald	JJ Henn
	Jeffrey S. Ammon	Richard E. Hillary II	Catherine J. Rische	Loic M. Dimithe
	David J. Gass	Thomas S. Baker	Dustin J. Jackson	_____________
	William H. Fallon	Nathan D. Plantinga	Dustin J. Daniels	Of Counsel
	Robert J. Christians	Sarah K. Willey	_____________	J. Lee Murphy
	Craig H. Lubben	Maxwell N. Barnes	Melissa Neckers	Boyd A. Henderson
	Michael J. Taylor	Michael E. Stroster	Matthew K. Bishop	Bert J. Fortuna, Jr.
	Cynthia P. Ortega	Mark S. Pendery	Rachel L. Hillegonds	Brent D. Rector
	Mark E. Rizik	Mary L. Tabin	Sara A. Nicholson	Robert W. Scott
	John T. Piggins	Robert W. O’Brien	Neil D. Williams	Thomas R. Wurst
	Alan C. Schwartz	Jeffrey G. Muth	Neil J. Marchand	Glen V. Borre
	James A. Ens	Wendy Parr Holtvluwer	Patrick M. Edsenga	_____________
	Catherine C. Metzler	John T. McFarland	Christopher E. Nyenhuis	Robert J. Miller
	Daniel P. Perk	Salvatore W. Pirrotta	C.J. Schneider	(1916 -1982)
	Mary V. Bauman	Robert D. Wolford	Jason M. Crow	Robert A. Johnson
	Kenneth G. Hofman	Marcus W. Campbell	Stephen J. van Stempvoort	(1910 - 1976)
	Stephen R. Ryan	Catherine A. Tracey	Michelle L. Quigley	Arthur R. Snell
	Frank E. Berrodin	Eric R. Starck	Justin M. Bratt	(1916 - 1995)
	Lauretta K. Murphy	Rebecca L. Strauss	Tripp W. VanderWal	John W. Cummiskey
	Peter H. Peterson	Keith E. Eastland	Patrick M. Jaicomo	(1917 - 2002)
	David M. Buday	Gregory P. Ripple	Ryan P. Duffy
	James R. Peterson	Kelley E. Stoppels	Stephanie J. Quist
	Karen J. Custer	David A. Hall	Andrew A. Cascini
	Jeffrey J. Fraser	Sara G. Lachman	Katerina M. Vujea

April 4, 2017

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re:	Offering of 4.750% Senior Notes due 2028 and 4.50% Senior Notes Due 2025

Ladies and Gentlemen:

We have acted as special Michigan counsel to 42235 County Road Holdings Co. LLC, a Michigan limited liability company (“42235 County Road”), and 1200 Ely Street Holdings Co. LLC, a Michigan limited liability company (“1200 Ely Street” and, together with 42235 County Road, the “Michigan Guarantors”), each a direct or indirect subsidiary of Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”), in connection with the sale to the several underwriters named in the Underwriting Agreement (as defined below) by the Parent of $550,000,000 aggregate principal amount of 4.750% Senior Notes due 2028 (the “2028 Notes”) and $150,000,000 aggregate principal amount of 4.50% Senior Notes due 2025 (the “2025 Notes,” and collectively with the 2028 Notes, the “Notes”) and the guarantee of the (i) 2028 Notes by the Guarantors (the “2028 Guarantees”) and (ii) 2025 Notes by the Guarantors (the “2025 Guarantees,” and together with the 2028 Notes, 2025 Notes and the 2028 Guarantees, the “Securities”), in each case, pursuant to the terms of that certain Underwriting Agreement (the “Underwriting Agreement”), dated as of March 28, 2017, by and among the Parent, J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated, on behalf of themselves and as the representatives of the several underwriters named on Schedule 1 thereto (collectively, the “Underwriters”) and the Guarantors. The 2028 Notes and 2028 Guarantees are being issued pursuant to the Indenture, dated as of April 4, 2017 (the “2028 Indenture”) between the Parent, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”) and the 2025 Notes and 2025 Guarantees are being issued pursuant to the Indenture, dated as of September 11,

Miller Johnson

April 4, 2017

_______________________________________

2014 (the “2025 Indenture,” and collectively with the 2028 Indenture, the “Indentures”), between the Parent, the Guarantors and the Trustee.

We have not been involved in the preparation of the Registration Statement (as defined below), nor were we involved in the negotiation, preparation or execution of any of the other Transaction Documents (as defined below), or any of the related agreements executed or delivered in connection therewith. We have been retained solely for the purpose of rendering certain opinions pursuant to Michigan law.

In connection herewith, we have examined:

1.       the automatic shelf registration statement on Form S-3 (File No. 333-208710) (the “Original Registration Statement”) covering the Securities, filed by the Parent and the additional subsidiary guarantor registrants named therein with the Securities and Exchange Commission (the “Commission”) on December 22, 2015 under the Securities Act of 1933, as amended (the “Securities Act”), as amended by that certain Post-Effective Amendment No. 1 filed with the Commission on June 30, 2016 and that certain Post-Effective Amendment No. 2 filed with the Commission on March 28, 2017 (as so amended, the “Registration Statement”);

2.       a conformed copy of the Underwriting Agreement;

3.       a conformed copy of the Indentures;

4.       the form of Notes attached as Exhibit A to the Indentures;

5.       the form of notation of 2028 Subsidiary Guarantee attached as Exhibit C to the 2028 Indenture;

6.       the form of notation of 2025 Subsidiary Guarantee attached as Exhibit E to the 2025 Indenture;

7.       the prospectus dated December 22, 2015 (the “Base Prospectus”) as supplemented by the Prospectus Supplement dated March 28, 2017 related to the Securities (together, the “Prospectus”);

8.       the Articles of Organization of 42235 County Road as certified by the Secretary of State of the State of Michigan as of March 16, 2017;

9.       the Limited Liability Company Agreement, as amended, of 42235 County Road, as in effect on the date hereof and as certified by the Secretary of the Michigan Guarantors;

Miller Johnson

April 4, 2017

_______________________________________

10.     the Articles of Organization of 1200 Ely Road as certified by the Secretary of State of the State of Michigan as of March 16, 2017;

11.     the Amended and Restated Operating Agreement, as amended, of 1200 Ely Road, as in effect on the date hereof and as certified by the Secretary of the Michigan Guarantors;

12.     a Certificate of Good Standing from the Michigan Department of Licensing and Regulatory Affairs dated March 17, 2017 with respect to each of the Michigan Guarantors (the “Michigan Good Standing Certificates”);

13.     a certificate of the Secretary of the Michigan Guarantors dated as of the date hereof (the “Secretary Certificate”); and

14.     certain resolutions adopted by the sole director or the sole member of each of the Michigan Guarantors on March 22, 2017 relating to the transactions referred to herein, as certified by the Secretary of the Michigan Guarantors.

The documents referenced as items 1 through 6 above are collectively referred to as the “Transaction Documents.”

For purposes of this opinion letter, we have not reviewed any documents other than the foregoing. In particular, we have not reviewed any document that is referred to in or incorporated by reference into the Indenture (other than the form of Notes and the form of notation of Subsidiary Guarantee). We have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinion stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

In our examination of the foregoing, we have assumed the genuineness of all signatures, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) or other sources maintained by a court or government authority or regulatory body, and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Commission on EDGAR or such court or governmental authority or regulatory body, we have assumed that the document so filed is identical to the document we examined except for formatting changes. As

Miller Johnson

April 4, 2017

_______________________________________

to matters of fact material to our opinion, we have relied, without independent investigation, upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Michigan Guarantors.

In connection herewith, we have assumed that, other than with respect to the Michigan Guarantors, all of the Transaction Documents have been duly authorized by, have been duly executed and delivered by, and constitute the valid, binding and enforceable obligations of, all of the parties thereto, all of the signatories to such documents have been duly authorized by all such parties and all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.       Based solely upon our review of the Michigan Good Standing Certificates, each of the Michigan Guarantors is validly existing and in good standing under the laws of the State of Michigan.

2.       Each of the Michigan Guarantors has all requisite limited liability company power and authority to execute and deliver the Indentures and the notations of Subsidiary Guarantee and to perform its obligations thereunder.

3.       The execution and delivery by each of the Michigan Guarantors of the 2028 Indenture, the notation of 2028 Subsidiary Guarantee and the notation of 2025 Subsidiary Guarantee, and the performance by each of the Michigan Guarantors of its agreements thereunder, have been duly authorized by all necessary limited liability company action on the part of such Michigan Guarantor.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein is further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

a.       Our opinions herein reflect only the application of applicable Michigan law (excluding the securities and blue sky laws of such State) that we, based on our experience, recognize as applicable to the Michigan Guarantors in a transaction of the type contemplated by the Transaction Documents. We express no opinion as to the effect of the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. We note that the notation of Subsidiary Guarantee and the Indenture are to be governed by and are to be construed and enforced in accordance with the substantive laws of the State of New York. However, in rendering the opinions expressed

Miller Johnson

April 4, 2017

_______________________________________

herein, we have assumed, with your permission, that the substantive laws of the State of Michigan would apply.

b.       The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinions, we have not considered, and hereby disclaim any opinion as to, the application or impact of any laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency.

c.       We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purposes.

d.       We express no opinion as to (i) the authorizations, approvals or consents that may be necessary under federal or state securities and “blue sky” laws (including without limitation, Michigan securities and “blue sky” laws) in connection with the transactions contemplated by the Transaction Documents or (ii) the qualification of the Indenture under federal or state securities laws, including without limitation the Trust Indenture Act of 1939, as amended.

We do not render any opinions except as set forth above. The opinions set forth herein are made as of the date hereof. We hereby consent to the filing of this opinion letter as an exhibit to the Parent’s Current Report on Form 8-K. We also consent to your filing copies of this opinion letter as an exhibit to the Registration Statement with agencies of such states as you deem necessary in the course of complying with the laws of such states regarding the offering and sale of the Securities. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Miller Johnson

April 4, 2017

_______________________________________

Very truly yours,

Miller Johnson

By	/s/ Maxwell N. Barnes
Maxwell N. Barnes

MNB:vm

Enclosure

Schedule I

Guarantors	State or other jurisdiction of formation

Encanto Senior Care, LLC	Arizona
G&L Gardens, LLC	Arizona
Palm Valley Senior Care, LLC	Arizona
Ridgecrest Senior Care, LLC	Arizona
11900 East Artesia Boulevard, LLC	California
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
2400 Parkside Drive, LLC	California
245 East Wilshire Avenue, LLC	California
3232 Artesia Real Estate, LLC	California
3806 Clayton Road, LLC	California
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Golden Hill Real Estate Company, LLC	California
2425 Teller Avenue, LLC	Colorado
Bayside Colorado Healthcare Associates, LLC	Colorado
OHI (Connecticut), LLC	Connecticut
446 Sycamore Road, L.L.C.	Delaware
Albany Street Property, L.L.C.	Delaware
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bayside Street II, LLC	Delaware
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware

CFG 2115 Woodstock Place LLC	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Colonial Madison Associates, L.L.C.	Delaware
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village, LP	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware

CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware

CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property II, L.L.C.	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Fort Stockton Property, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
Gardnerville Property, L.L.C.	Delaware
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hot Springs Atrium Owner, LLC	Delaware

Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Illinois Missouri Properties, L.L.C.	Delaware
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware

OHI Asset (CA), LLC	Delaware
OHI Asset (CO) Brighton, LLC	Delaware
OHI Asset (CO) Denver, LLC	Delaware
OHI Asset (CO) Mesa, LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Eustis, LLC	Delaware
OHI Asset (FL) Graceville, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL) Marianna, LLC	Delaware
OHI Asset (FL) Middleburg, LLC	Delaware
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
OHI Asset (FL) Pensacola, LLC	Delaware
OHI Asset (FL) Port St. Joe, LLC	Delaware
OHI Asset (FL) Sebring, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Cordele, LLC	Delaware
OHI Asset (GA) Dunwoody, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Nashville, LLC	Delaware
OHI Asset (GA) Roswell, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (GA) Valdosta, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware

OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (KY) Beattyville, LLC	Delaware
OHI Asset (KY) Louisville - 1120 Cristland, LLC	Delaware
OHI Asset (KY) Louisville - 2529 Six Mile Lane, LLC	Delaware
OHI Asset (KY) Morgantown, LLC	Delaware
OHI Asset (KY) Owensboro, LLC	Delaware
OHI Asset (LA) Baton Rouge, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD) Baltimore - Pall Mall, LLC	Delaware
OHI Asset (MD) Baltimore - West Belvedere, LLC	Delaware
OHI Asset (MD) Salisbury, LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Carson City, LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO) Jackson, LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Biscoe, LLC	Delaware
OHI Asset (NC) Cornelius, LLC	Delaware
OHI Asset (NC) Drexel, LLC	Delaware
OHI Asset (NC) Fayetteville, LLC	Delaware
OHI Asset (NC) Hallsboro, LLC	Delaware
OHI Asset (NC) Marion, LLC	Delaware
OHI Asset (NC) Marshville, LLC	Delaware
OHI Asset (NC) Mocksville – 1007 Howard Street, LLC	Delaware
OHI Asset (NC) Mocksville – 1304 Madison Road, LLC	Delaware
OHI Asset (NC) Nashville, LLC	Delaware
OHI Asset (NC) Raeford, LLC	Delaware
OHI Asset (NC) Rocky Mount – 1558 S. Winstead, LLC	Delaware
OHI Asset (NC) Rocky Mount – 415 N. Winstead, LLC	Delaware
OHI Asset (NC) Salisbury, LLC	Delaware
OHI Asset (NC) Saluda, LLC	Delaware
OHI Asset (NC) Shallotte, LLC	Delaware

OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (NC) Waynesville, LLC	Delaware
OHI Asset (NC) Wilmington, LLC	Delaware
OHI Asset (NC) Winston Salem, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (OH) Huber Heights, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH) New London, LLC	Delaware
OHI Asset (OH) Steubenville, LLC	Delaware
OHI Asset (OH) Toledo, LLC	Delaware
OHI Asset (OH) West Carrollton, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Five Forks, LLC	Delaware
OHI Asset (SC) Greenville Cottages, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Cleveland, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Columbia, LLC	Delaware
OHI Asset (TN) Elizabethton, LLC	Delaware
OHI Asset (TN) Jamestown, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis - 1150 Dovecrest, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TN) Monteagle, LLC	Delaware
OHI Asset (TN) Monterey, LLC	Delaware
OHI Asset (TN) Mountain City, LLC	Delaware

OHI Asset (TN) Nashville, LLC	Delaware
OHI Asset (TN) Pigeon Forge, LLC	Delaware
OHI Asset (TN) Rockwood, LLC	Delaware
OHI Asset (TN) Rogersville - 109 Highway 70 North, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TN) South Pittsburg, LLC	Delaware
OHI Asset (TN) Spring City, LLC	Delaware
OHI Asset (TN) Westmoreland, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Athens, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Longview, LLC	Delaware
OHI Asset (TX) Schertz, LLC	Delaware
OHI Asset (TX) Winnsboro ALF, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Chesapeake, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Galax, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Madison, LLC	Delaware
OHI Asset (VA) Martinsville SNF, LLC	Delaware
OHI Asset (VA) Mechanicsville, LLC	Delaware
OHI Asset (VA) Midlothian, LLC	Delaware
OHI Asset (VA) Norfolk, LLC	Delaware
OHI Asset (VA) Portsmouth, LLC	Delaware
OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC	Delaware
OHI Asset (VA) Richmond - 9101 Bon Air, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (VA) Suffolk, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WA) Fort Vancouver, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE-E Subsidiary, LLC	Delaware
OHI Asset CSE-E, LLC	Delaware
OHI Asset CSE-U Subsidiary, LLC	Delaware

OHI Asset CSE-U, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset S-W, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Healthcare Properties Holdco, Inc.	Delaware
OHI Healthcare Properties Limited Partnership	Delaware
OHI Mezz Lender, LLC	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Orange ALF Property, L.L.C.	Delaware
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Panama City Nursing Center LLC	Delaware
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pocatello Idaho Property, L.L.C.	Delaware
Prescott Arkansas, L.L.C.	Delaware
Ravenna Ohio Property, L.L.C.	Delaware
Richland Washington, L.L.C.	Delaware
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Maitland LLC	Delaware
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware

Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
Star City Arkansas, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Stevens Avenue Property, L.L.C.	Delaware
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texhoma Avenue Property, L.L.C.	Delaware
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
Twinsburg Ohio Property, LLC	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware
Westerville Ohio Office Property, L.L.C.	Delaware
Weston ALF Property, LLC	Delaware
Whitlock Street Property, L.L.C.	Delaware
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware
Florida Real Estate Company, LLC	Florida
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Skyler Pensacola, LLC	Florida
Chippewa Valley, L.L.C.	Illinois
Commerce Nursing Homes, L.L.C.	Illinois
Effingham Associates, L.L.C.	Illinois
Heritage Monterey Associates, L.L.C.	Illinois
Hobbs Associates, L.L.C.	Illinois
Idaho Associates, L.L.C.	Illinois
Montana Associates, L.L.C.	Illinois
OHI (Illinois), LLC	Illinois
Orange, L.L.C.	Illinois
Pomona Vista L.L.C.	Illinois
Red Rocks, L.L.C.	Illinois
Rose Baldwin Park Property L.L.C.	Illinois
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Sun-Mesa Properties, L.L.C.	Illinois
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
Sterling Acquisition, LLC	Kentucky
48 High Point Road, LLC	Maryland
Arizona Lessor - Infinia, LLC	Maryland
Bayside Street, LLC	Maryland

Colorado Lessor - Conifer, LLC	Maryland
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Florida Lessor – Meadowview, LLC	Maryland
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Indiana Lessor – Wellington Manor, LLC	Maryland
OHI Asset (PA), LP	Maryland
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Tennessee, LLC	Maryland
Omega TRS I, Inc.	Maryland
PV Realty-Clinton, LLC	Maryland
PV Realty-Kensington, LLC	Maryland
PV Realty-Willow Tree, LLC	Maryland
Texas Lessor – Stonegate GP, LLC	Maryland
Texas Lessor – Stonegate, Limited, LLC	Maryland
Texas Lessor – Stonegate, LP	Maryland
Washington Lessor – Silverdale, LLC	Maryland
OHIMA, LLC	Massachusetts
1200 Ely Street Holdings Co. LLC	Michigan
42235 County Road Holdings Co. LLC	Michigan
Dixie White House Nursing Home, LLC	Mississippi
Ocean Springs Nursing Home, LLC	Mississippi
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Alamogordo Aviv, L.L.C.	New Mexico
Clayton Associates, L.L.C.	New Mexico
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
Raton Property Limited Company	New Mexico
Canton Health Care Land, LLC	Ohio
Colonial Gardens, LLC	Ohio
Dixon Health Care Center, LLC	Ohio
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Meridian Arms Land, LLC	Ohio
Orange Village Care Center, LLC	Ohio
St. Mary’s Properties, LLC	Ohio
The Suburban Pavilion, LLC	Ohio
Wilcare, LLC	Ohio
Bala Cynwyd Real Estate, LP	Pennsylvania
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Wheeler Healthcare Associates, L.L.C.	Texas